UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement

On July 15, 2021 (the “Effective Date”), SS&C Technologies, Inc. (the “Company”), Anthem, Inc. (“Anthem”), and Humana Inc. (“Humana”), entered into a joint venture, named DomaniRx, LLC (the “Joint Venture”), to develop a contemporary, cloud-native platform to support the operation of a full service pharmacy benefits manager (the “PBM Platform”). As of the Effective Date, the Company holds an 80.2% interest in the Joint Venture and Humana and Anthem each hold a minority interest in the Joint Venture.

The parties have committed up to an aggregate of approximately $925,000,000, in the form of cash, property and/or services, to support the Joint Venture’s development project.  This amount includes $138,300,000 in initial cash contributions, certain assets of the parties including a non-exclusive license to the Joint Venture of the Company’s claims processing platform known as RxNova™, an assignment to the Joint Venture of a services agreement the Company has with Humana, upon the receipt of all approvals by the Joint Venture, and up to approximately $400,000,000 in cash, other property interests and/or services, under certain circumstances set forth in the Joint Venture arrangements among the parties.  The Joint Venture’s development work, in addition to the day-to-day management of the Joint Venture, the performance of the Humana services agreement and the provision of certain shared services, will be performed, initially, by the Company and its affiliates under subcontract with the Joint Venture in exchange for market-based fees.

In addition, under the Joint Venture arrangements, the Company is entitled, in exchange for the payment of market-based fees under certain circumstances, to a license back from the Joint Venture of any improvements made to the RxNova™ platform during the course of the development project, and each of Anthem and Humana have the right, under certain circumstances, including any failure to successfully implement the PBM Platform in accordance with an agreed timeline and certain other factors, to exit the Joint Venture and receive, in connection with any such exit, a license to the PBM Platform.

Item 7.01. Regulation FD Disclosure

On July 21, 2021, the Company issued a press release, titled “SS&C Enters into Joint Venture to Create New Standard for Cloud-Based API-Driven Claims Adjudication”, to announce the Joint Venture.  The full text of the Company’s press release regarding the Joint Venture is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, issued by the Company on July 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: July 21, 2021	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer